EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the YCG Funds does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the YCG Fund for the year ended November 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the YCG Funds for the stated period.

/s/ Brian A. Yacktman	/s/ William D. Kruger
Brian A. Yacktman	William D. Kruger
Principal Executive Officer, YCG Funds	Principal Financial Officer, YCG Funds

Dated:	01/30/2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by YCG Funds for purposes of Section 18 of the Securities Exchange Act of 1934.